UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant 
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STRATA Skin Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STRATA SKIN SCIENCES, INC.
100 Lakeside Drive, Suite 100
 Horsham, Pennsylvania 19044

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 27, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of STRATA Skin Sciences, Inc., a Delaware corporation (the "Company"). The meeting will be held on the 30 S. 17th Street, Philadelphia, Pennsylvania 19103 on Thursday, October 27, 2016 at 9:00 a.m. local time, for the following purposes:
1.	To elect seven directors to serve for the ensuing year and until their successors are elected;

2.	To consider and vote upon a proposal to approve the STRATA Skin Sciences, Inc. 2016 Omnibus Incentive Plan;
3.
To ratify the selection by the audit committee of the Board of Directors of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016; and

4.	To conduct any other business properly brought before the meeting.
The record date for the Annual Meeting is August 31, 2016. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
By Order of the Board of Directors
/s/ Michael R. Stewart
Michael R. Stewart
President and Chief Executive Officer

September 22, 2016

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT SEPTEMBER 16, 2016. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD;

•	BY INTERNET OR TELEPHONE; OR

•	ATTEND THE COMPANY'S 2016 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE YOUR SHARES BY INTERNET OR TELEPHONE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD OR VOTED BY INTERNET OR TELEPHONE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON OCTOBER 27, 2016 — THE PROXY STATEMENT AND THE www.materials.proxyvote.com/86227A.

STRATA SKIN SCIENCES, INC.
100 Lakeside Drive, Suite 100
 Horsham, Pennsylvania 19044

PROXY STATEMENT FOR THE
2016 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
The Company sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of STRATA Skin Sciences, Inc. ("we", "us", "our", or "the Company") is soliciting your proxy to vote at the Company's 2016 Annual Meeting of Stockholders (the "Annual Meeting"). You are invited to attend the Annual Meeting, and the Company requests that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or you may grant a proxy to vote your shares by means of the telephone or on the Internet.
The Company intends to mail this Proxy Statement and the accompanying proxy card together with the Company's 2015 Annual Report to Stockholders on or about September 23, 2016 to all stockholders of record on August 31, 2016 entitled to vote at the Annual Meeting. Each share of common stock outstanding on the record date will be entitled to one vote.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on August 31, 2016 will be entitled to vote at the Annual Meeting. On this record date, there were 10,732,804 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on August 31, 2016 your shares were registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on August 31, 2016 your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, however, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are three matters scheduled for a vote:
1.	Election of seven directors;
2.	Approval of the STRATA Skin Sciences, Inc. 2016 Omnibus Incentive Plan; and
3.	Ratification of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

How do I vote?
You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters you may vote "For" or "Against" or abstain from voting. Procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card or via the Internet or telephone (see "Voting Via the Internet or by Telephone" below). If you vote by proxy, your shares will be voted as you specify on the proxy card. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
•	To vote in person, come to the Annual Meeting, and the Company will give you a ballot when you arrive.
•
To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to reach the Company before the Annual Meeting, the Company will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card or voting instructions as instructed by your broker, bank or other agent to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
Voting Via the Internet or By Telephone
Stockholders may grant a proxy to vote their shares by means of the telephone or via the Internet. The laws of the State of Delaware, under which the Company is incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Inspector of Elections can determine that such proxy was authorized by the stockholder.
The telephone and Internet voting procedures below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.
For Shares Registered in Your Name
Stockholders of record may go to www.proxyvote.com to grant a proxy to vote their shares by means of the Internet. They will be required to provide the control number contained on their proxy cards. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-690-6903 and following the operator's instructions.
For Shares Registered in the Name of a Broker or Bank
Most beneficial owners whose stock is held in street name receive instructions for granting proxies from their banks, brokers or other agents, rather than the Company's proxy card.

General Information for All Shares Voted Via the Internet or By Telephone
Votes submitted via the Internet or by telephone must be received by 11:59 p.m. EST on October 26, 2016. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock of the Company you own as of August 31, 2016.
What if I return a proxy card but do not make specific choices?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on the matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a "broker non-vote."
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. In addition to these mailed and posted proxy materials, the Company will bear the cost of proxies solicited by the Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by the Company's directors, officers and employees, none of whom will receive additional compensation for these services. The Company will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of common stock.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:
•	You may issue a proxy with a later date.
•	You may send a written notice that you are revoking your proxy to the Company's Secretary at 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044.
•	You may vote by telephone or via the Internet.
•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you must follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year's annual meeting?
Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2017, a stockholder proposal must be received by the Company no later than May 19, 2017 and must otherwise comply with the requirements of Rule 14a-8.
In order to be considered for presentation at the annual meeting of stockholders in the year 2017, although not included in the Proxy Statement, a stockholder proposal or nomination(s) must comply with the requirements of the Company's Fourth Amended and Restated Bylaws (the "Bylaws") and be received by the Company no later than the close of business on July 29, 2017 and no earlier than the close of business on June 29, 2017; provided, however, that in the event that the date of the 2017 annual meeting is more than thirty (30) days before or more than sixty (60) days after October 27, 2017, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Stockholder proposals should be delivered in writing to STRATA Skin Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Secretary. A copy of the Company's Bylaws may be obtained from the Company upon written request to the Secretary.
How are votes counted?
Votes will be counted by the Inspector of Elections appointed for the meeting, who will separately tabulate "For", "Against" and "Withhold" votes, abstentions and broker non-votes. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.
How many votes are needed to approve each proposal?
•
Proposal No. 1, the election of directors, the seven nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

•
Proposal No. 2, the approval of the STRATA Skin Sciences, Inc. 2016 Omnibus Incentive Plan must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. Abstentions will have the same effect as an "Against" vote. Broker non-votes will have no effect on the outcome of the vote.

•
Proposal No. 3, the ratification of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. Abstentions will have the same effect as an "Against" vote. Broker non-votes will have no effect on the outcome of the vote.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares of common stock entitled to vote are represented by votes at the Annual Meeting or by proxy. On the record date, there were 10,732,804 shares of common stock outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting or by telephone or via the Internet. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed by the Company within four business days of the Annual Meeting.
How can I obtain additional copies?
For additional copies of this Proxy Statement and the enclosed proxy card and 2015 Annual Report to Stockholders, you should contact the Company's corporate office at STRATA Skin Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Secretary, telephone (215) 619-3200.

BACKGROUND – THE COMPANY
The Company is a medical technology company dedicated to developing and commercializing innovative products for the diagnosis and treatment of serious dermatological disorders. In June 2015 the Company completed the acquisition of the XTRAC® Excimer Laser and the VTRAC® excimer lamp businesses from PhotoMedex, Inc. The XTRAC and VTRAC products are devices cleared by the U.S. Food and Drug Administration, or FDA, for the treatment of psoriasis, vitiligo and other skin disorders. The purchase price was $42.5 million plus the assumption of certain business-related liabilities.
The XTRAC is an ultraviolet light excimer laser system utilized to treat psoriasis, vitiligo and other skin diseases. The XTRAC received FDA clearance in 2000 and has since become a recognized treatment for psoriasis, vitiligo and other skin diseases. The system delivers targeted 308um ultraviolet light to affected areas of skin, leading to psoriasis clearing and vitiligo repigmentation, following a series of treatments. As of June 30, 2016, there were 748 XTRAC systems placed in dermatologists' offices in the United States under the Company's recurring revenue business model. The XTRAC systems employed under the recurring revenue model generate revenue on a per procedure basis. The per-procedure charge is inclusive of the use of the system and the services provided by the Company to the customer, which includes system maintenance, reimbursement support service and participation in the direct to patient marketing programs employed by the Company. The XTRAC system's use for psoriasis is covered by nearly all major insurance companies, including Medicare. The VTRAC Excimer Lamp system, offered in addition to the XTRAC system internationally, provides targeted therapeutic efficacy demonstrated by excimer technology with the simplicity of design and reliability of a lamp system. There are approximately 7.5 million people in the United States and up to 125 million people worldwide suffering from psoriasis, and 1% to 2% of the world's population suffers from vitiligo. In 2015, over 354,000 XTRAC laser treatments were performed on approximately 22,000 patients in the United States. Through June 30, 2016, over 155,000 XTRAC laser treatments were performed on approximately 9,700 patients in the United States.
The financial results of the XTRAC and VTRAC businesses have been included in the results of operations subsequent to June 22, 2015, the date of the acquisition. The assets of the businesses purchased and liabilities assumed have been consolidated as of June 22, 2015.

MelaFind is a non-invasive, point-of-care (i.e., in the doctor's office) instrument designed to aid in the dermatologists' decision to biopsy pigmented skin lesions, particularly melanoma. The successful commercialization of MelaFind is dependent on many factors, one of which is the establishment of reimbursement policies that include the use of the MelaFind's capabilities to assist in the biopsy decision. Management anticipates that it may require several years of continued effort for insurance companies to establish such policies.
The Company has been dependent on raising capital from the sale of securities in order to continue to operate and to meet its obligations in the ordinary course of business. Management believes that its cash and cash equivalents as of June 30, 2016 combined with the anticipated revenues from the sale of the Company's products will be sufficient to satisfy its working capital needs, capital asset purchases, outstanding commitments and other liquidity requirements associated with its existing operations through the third quarter of 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company's common stock, par value $0.001, as of August 31, 2016 (except as noted) by: (i) each director and nominee for director; (ii) each of the Company's executive officers who are named in the Summary Compensation Table presented herein; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.
Except as indicated by footnote, and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
Name and Address Of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
Michael R. Stewart (2)	350,000	3.20%
Christina L. Allgeier (3)	6,250	*
Jeffrey F. O'Donnell, Sr. (4)	579,271	5.12%
Samuel E. Navarro (5)	576,379	5.11%
David K. Stone (6)	85,028	*
Kathryn Swintek (7)	84,128	*
LuAnn Via (8)	81,325	*
R. Rox Anderson (9)	37,500	*
All directors and officers as a group (eight persons) (10)	1,799,881	14.53%

Broadfin Healthcare Master Fund, Ltd (11)	961,422	9.99%
Sabby Healthcare Master Fund, Ltd (12)	983,148	9.99%
Sabby Volatility Warrant Master Fund, Ltd (13)	13,142	9.99%

* Less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). Shares of common stock subject to delivery, or subject to options or warrants currently exercisable or exercisable, within 60 days of August 31, 2016, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, the Company believes stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name. Unless otherwise indicated, the listed officers, directors and stockholders can be reached at the Company's principal offices. Percentage of ownership is based on 10,732,804 shares of common stock outstanding as of August 31, 2016.

(2)
Includes 100,000 shares of common stock and vested options to purchase 250,000 shares of common stock. Does not include options to purchase up to 500,000 shares of common stock, which may vest more than 60 days after August 31, 2016.

(3)	Includes vested options to purchase 6,250 shares of common stock. Does not include options to purchase up to 93,750 shares of common stock, which may vest more than 60 days after August 31, 2016.
(4)
Includes 1,352 shares of common stock and vested options to purchase 577,919 shares of common stock. Does not include unvested options to purchase up to 75,000 shares of common stock, which may vest more than 60 days after August 31, 2016. Mr. O'Donnell's address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(5)
Includes vested options to purchase 576,379 shares of common stock. Does not include unvested options to purchase up to 75,000 shares of common stock, which may vest more than 60 days after August 31, 2016. Mr. Navarro's address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(6)
Includes 1,352 shares of common stock and vested options to purchase 83,676 shares of common stock. Does not include unvested options to purchase up to 75,000 shares of common stock, which may vest more than 60 days after August 31, 2016. Mr. Stone's address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(7)
Includes 3,352 shares of common stock and vested options to purchase 80,776 shares of common stock. Does not include unvested options to purchase up to 75,000 shares of common stock, which may vest more than 60 days after March 11, 2016. Ms. Swintek's address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(8)
Includes 1,352 shares of common stock and vested options to purchase 79,973 shares of common stock. Does not include unvested options to purchase up to 75,000 shares of common stock, which may vest more than 60 days after August 31, 2016. Ms. Via's address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(9)
Includes vested options to purchase 37,500 shares of common stock. Does not include unvested options to purchase up to 75,000 shares of common stock, which may vest more than 60 days after August 31, 2016. Mr. Anderson's address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(10)
Includes 107,408 shares of common stock and vested options to purchase 1,692,473 shares of common stock. Does not include unvested options to purchase up to 1,043,750 shares of common stock, which may vest more than 60 days after August 31, 2016.

(11)
The business address of Broadfin Healthcare Master Fund, LTD ("Broadfin") is 20 Genesis Close Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands and the business address of each of Broadfin Capital, LLC and Kevin Kotler is 300 Park Avenue, 25th Floor, New York, New York 10022. Broadfin, Broadfin Capital, LLC and Kevin Kotler have shared voting and investment control of the securities held by Broadfin. Broadfin holds the following securities: (i) 961,422 shares of common stock; (ii) warrants to purchase 3,200,282 shares of common stock at $0.75 per share; (iii) 377,177 shares of common stock issuable upon conversion of $967,459 principal amount of 4% convertible debentures issued in July 2014 and (iv) 20,000,000 shares of common stock issuable upon conversion of $15,000,000 principal amount of 2.25% convertible debentures issued in June 2015. The conversion of all debentures and the exercise of all warrants referenced in this footnote are subject to a 9.99% blocker. The foregoing information has been derived in part from a Schedule 13G filed by Broadfin Capital, LLC on August 24, 2015 and a Form 4 filed by Broadfin Capital LLC on March 14, 2016.

(12)
The business address of Sabby Healthcare Master Fund Ltd. ("Sabby HMF") is c/o Sabby Management LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458. Sabby Management, LLC serves as the investment manager of Sabby HMF. Hal Mintz is the manager of Sabby Management, LLC and has voting and investment control of the securities held by Sabby HMF. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities beneficially owned by Sabby HMF except to the extent of their respective pecuniary interest therein. Sabby HMF holds the following securities: (i) 983,148 shares of common stock; (ii) warrants to purchase 4,846,536 shares of common stock at $0.75 per share; (iii) 2,339,182 upon conversion of $6,000,000 of Series B convertible preferred stock; (iv) 2,183,603 shares of common stock issuable upon conversion of $5,600,941 principal amount of 4% convertible debentures issued in July 2014 and (v) 16,000,000 shares of common stock issuable upon conversion of $12,000,000 principal amount of 2.25% convertible debentures issued in June 2015. The conversion of all debentures and the exercise of all warrants referenced in this footnote are subject to a 9.99% blocker. The foregoing information has been derived in part from a Schedule 13G filed by Sabby HMF on January 6, 2016.

(13)
The business address of Sabby Volatility Warrant Master Fund Ltd. ("Sabby VWMF") is c/o Sabby Management LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458. Sabby Management, LLC serves as the investment manager of Sabby VWMF. Hal Mintz is the manager of Sabby Management, LLC and has voting and investment control of the securities held by Sabby VWMF. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities beneficially owned by Sabby VWMF except to the extent of their respective pecuniary interest therein. Sabby VWMF holds the following securities: (i) 13,142 shares of common stock; (ii) warrants to purchase 1,257,124 shares of common stock at $0.75 per share; (iii) 76,687 upon conversion of $196,700 of Series B convertible preferred stock; (iv) 837,048 shares of common stock issuable upon conversion of $2,147,028 principal amount of 4% convertible debentures issued in July 2014 and (v) 6,416,667 shares of common stock issuable upon conversion of $4,812,500 principal amount of 2.25% convertible debentures issued in June 2015. The conversion of all debentures and the exercise of all warrants referenced in this footnote are subject to a 9.99% blocker. The foregoing information has been derived in part from a Schedule 13G filed by Sabby VWMF on January 6, 2016.

CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under the listing standards of the NASDAQ Stock Market ("NASDAQ"), a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Company's Board of Directors consults with the Company's counsel to ensure that the Board of Director's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of NASDAQ, as are in effect from time to time.
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that all of the Company's directors and director nominees are independent directors within the meaning of the applicable NASDAQ listing standards, except Michael R. Stewart, the President and Chief Executive Officer of the Company.
Board Composition and Leadership Structure
The Company separates the roles of Chief Executive Officer (Michael R. Stewart) and Chairman of the Board (Jeffrey F. O'Donnell, Sr.) in recognition of the differences between the two roles. The Company's Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Company's Chief Executive Officer, sets the agenda for Board of Directors meetings and presides over meetings of the full Board of Directors.
The Board of Directors met eight times during the last fiscal year. During the last fiscal year, the audit committee met four times, the compensation committee met two times, and the nominating and corporate governance committee met two times. All directors attended at least 75% of the aggregate meetings of the Board of Directors and the committees on which they served that were held during the period in which they were a director and a committee member.

Information Regarding the Board of Directors and its Committees
The Company's Board of Directors has an audit committee, a compensation committee and a nominating and governance committee. The following table provides membership information for each of these committees:
NAME	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE
Jeffrey F. O'Donnell, Sr.		X	X
Samuel E. Navarro			X
David K. Stone	X		X
Kathryn Swintek	X	X
LuAnn Via		X
R. Rox Anderson	X

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage independent advisors, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The current members of the Company's audit committee are Kathryn Swintek, David K. Stone, and R. Rox Anderson, each of whom the Company believes satisfies the independence requirements of NASDAQ and the SEC. Ms. Swintek chairs this committee. The Board of Directors determined in 2015 that each member of the audit committee satisfies the independence and other composition requirements of the SEC and NASDAQ. The Company's Board of Directors has determined that each member of the audit committee qualifies as an "audit committee financial expert" under Item 407(d)(5) of Regulation S-K and has the requisite accounting or related financial expertise required by applicable NASDAQ rules. The Company's audit committee assists the Company's Board of Directors in its oversight of:
•	appointing, evaluating and determining the compensation of the Company's independent auditors;
•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;
•	reviewing disclosure controls and procedures, internal control over financial reporting, any internal audit function and corporate policies with respect to financial information;
•	reviewing other risks that may have a significant impact on the Company's financial statements;
•	preparing the audit committee report for inclusion in the annual proxy statement;
•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters;
•	approving all related party transactions, as defined by applicable NASDAQ Rules, to which the Company is a party; and
•	evaluating annually the audit committee charter.
The audit committee works closely with management as well as the Company's independent auditors. The audit committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the audit committee deems necessary to carry out its duties.

The charter of the Company's audit committee is available in the Corporate Governance section of the Investor Relations section of the Company's website at www.strataskinsciences.com.
Compensation Committee
The current members of the Company's compensation committee are LuAnn Via, Jeffrey F. O'Donnell, Sr. and Kathryn Swintek, each of whom the Company believes satisfies the independence requirements of NASDAQ. Ms. Via chairs this committee. The purpose of the Company's compensation committee is to assist in the responsibilities of the Board of Directors relating to compensation of the Company's executive officers. Specific responsibilities of the Company's compensation committee include:
•	reviewing and approving objectives relevant to executive officer compensation;
•
evaluating performance and recommending to the Board of Directors the compensation, including any incentive compensation, of the Chief Executive Officer and other executive officers in accordance with such objectives;

•	reviewing employment agreements for executive officers;
•	recommending to the Board of Directors the compensation for the Company's directors;
•	administering the Company's equity compensation plans and other employee benefit plans;
•	evaluating human resources and compensation strategies, as needed; and
•	evaluating periodically the compensation committee charter.
The compensation committee reviews executive compensation from time to time and reports to the Board of Directors, which makes all final decisions with respect to executive compensation. The compensation committee adheres to several guidelines in carrying out its responsibilities, including performance by the employees, the Company's performance, enhancement of stockholder value, growth of new businesses and new markets and competitive levels of fixed and variable compensation.
The charter of the Company's compensation committee is available in the Corporate Governance section of the Investor Relations section of the Company's website at www.strataskinsciences.com.
Nominating and Corporate Governance Committee
The current members of the Company's nominating and corporate governance committee are Jeffrey F. O'Donnell, Sr., Samuel E. Navarro and David K. Stone, each of whom the Company believes satisfies the independence requirements of NASDAQ. Mr. Stone chairs this committee. The purpose of the Company's nominating and corporate governance committee is to review all Board of Director-recommended and stockholder-recommended nominees, determine each nominee's qualifications and to make a recommendation to the full Board of Directors as to which persons should be the Board of Directors' nominees. The duties and responsibilities of the Nominations and Corporate Governance Committee include:

•	identifying and recommending to the Board of Directors individuals qualified to become members of the Board of Directors;
•	recommending to the Board of Directors the director nominees for the next annual meeting of stockholders;
•	recommending to the Board of Directors director committee assignments;
•	reviewing and evaluating succession planning for the Chief Executive Officer and other executive officers;
•	monitoring the independence of the directors;
•	developing and overseeing the corporate governance principles applicable to members of the Board of Directors, officers and employees;
•	reviewing and approving director compensation;

•	monitoring the continuing education for the Company's directors; and
•	evaluating annually the Nominations and Corporate Governance Committee charter.

The Nominations and Corporate Governance Committee considers these requirements when recommending nominees to the Board of Directors. The Nominations and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for directors. The Nominations and Corporate Governance Committee will regularly assess the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or other circumstances. When considering potential director nominees, the Nominations and Corporate Governance Committee also considers the candidate's character, judgment, diversity, age, skills, including financial literacy and experience in the context of the needs of STRATA Skin and of the Company's existing directors. The Nominations and Corporate Governance Committee also seeks director nominees who are from diverse backgrounds and who possess a range of experiences as well as a reputation for integrity. The Nominations and Corporate Governance Committee considers all of these factors to ensure that the Board of Directors as a whole possesses a broad range of skills, knowledge and experience useful to the effective oversight and leadership of the Company.
The charter of the nominating and governance committee is available in the Corporate Governance section of the Investor Relations section of the Company's website at www.strataskinsciences.com.
Special Finance Committee
In connection with the purchase of the XTRAC Excimer Laser and the VTRAC excimer lamp businesses from PhotoMedex, Inc. and the related 2015 Financing, the Company established a special finance committee (the "Finance Committee") for the purpose of evaluating transaction options for the Company and the potential financing for any such transaction, as well as assisting management in negotiating the acquisition of the XTRAC Excimer Laser and the VTRAC excimer lamp from PhotoMedex, Inc. and assisting management in negotiating the 2015 Financing itself. Jeffrey F. O'Donnell, Sr. and Samuel E. Navarro served on Special Finance Committee with the Board of Directors.
The Board of Directors' Role in Risk Oversight
Our Board of Directors administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. While management is responsible for identifying risks, the Board of Directors has charged the audit committee of the Board of Directors with evaluating financial and accounting risk, the compensation committee of the Board of Directors with evaluating risks associated with employees and compensation. Investor-related risks are usually addressed by the Board of Directors as a whole. The Company believes an independent Chairman of the Board adds an additional layer of insight to the Board of Directors' risk oversight process.
Stockholder Communications with the Board of Directors
The Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to Jay Sturm, Corporate Counsel at jsturm@strataskin.com or to the following address (our principal executive offices): Board of Directors, c/o Corporate Secretary, 100 Lakeside Drive, Horsham, Pennsylvania 19044. Any such communication must contain:
•	a representation that the stockholder is a holder of record of the Company's capital stock;
•	the name and address, as they appear on the Company's books, of the stockholder sending such communication; and
•	the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder.

Mr. Sturm, as the Corporate Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.
Code of Business Conduct and Ethics
The Company has adopted the STRATA Skin Sciences, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available in the Corporate Governance section of the Investor Relations section of the Company's website at www.strataskinsciences.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*
The audit committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The audit committee is responsible for reviewing, approving and managing the engagement of the Company's independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the audit committee deems appropriate, including the Company's independent registered public accounting firm's accountability to the Board of Directors and the audit committee. The audit committee reviewed with the Company's independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the audit committee by the Standards of the Public Company Accounting Oversight Board ("PCAOB"), including PCAOB Auditing Standard No. 16, Communications With Audit Committees, the rules of the Securities and Exchange Commission (SEC) and other applicable regulations, and discussed and reviewed the results of the Company's independent registered public accounting firm's examination of the financial statements. In addition, the audit committee discussed with the Company's independent registered public accounting firm the independent registered public accounting firm's independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence by Rule 3526 of the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence. The audit committee also considered whether the provision of non-audit services was compatible with maintaining the independent registered public accounting firm's independence.
The audit committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its audits, and received from them written disclosures and letter regarding their independence. The audit committee meets with the Company's independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company's internal control over financial reporting and the overall quality of the Company's financial reporting. The audit committee held four meetings during the fiscal year ended December 31, 2015.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC. The audit committee has also retained EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.
AUDIT COMMITTEE:
Kathryn Swintek
R. Rox Anderson
David K. Stone

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the compensation earned by the Company's principal executive officers and other executive officers during the Company's last two completed fiscal years; such officers are referred to herein as the "named executive officers":
Name and Principal Position	Year	Salary ($)	Bonus ($) (4)	Stock Awards ($) (5)	Option Awards ($) (5))	All Other Compensation ($) (6)	Total ($)

Michael R. Stewart (1), Director, President and Chief Executive Officer	2015	313,570	255,000	109,000	-	37,436	715,006
	2014	14,109	-	-	712,503	18,293	744,905

Christina L. Allgeier (2), Chief Financial Officer and Treasurer	2015	90,679	30,000	-	-	7,076	127,755
	2014	-	-	-	-	-	-

Robert W. Cook (3), Former Chief Financial Officer, Secretary and Treasurer	2015	247,450	-	-	-	208,333	455,783
	2014	179,006	15,000	-	190,000	-	384,006

(1)	Michael R. Stewart was hired as President and Chief Executive Officer on December 15, 2014.
(2)	Christina L. Allgeier was promoted to Chief Financial Officer and Treasurer on November 9, 2015.
(3)	Robert W. Cook resigned as Chief Financial Officer, Treasurer and Secretary on November 9, 2015. He was hired as Chief Financial Officer, Treasurer and Secretary on April 14, 2014.
(4)	Bonus in the foregoing table is the bonus earned in 2015 and 2014, even though such bonus may have been paid in a subsequent period.
(5)
The amounts shown for option awards, restricted stock awards and stock purchase rights relate to shares granted. These amounts are equal to the aggregate grant-date fair value with respect to the awards made in 2015 and 2014, computed in accordance with FASB ASC Topic 718 (formerly SFAS 123R), before amortization and without giving effect to estimated forfeitures. For information regarding the number of shares subject to 2015 awards, other features of those awards and the grant-date fair value of the awards, see the Grants of Plan-Based Awards Table below.

(6)
"All Other Compensation" includes car allowance of $4,000, premiums for supplementary life and/or disability insurance of $8,491 housing allowance of $24,945 for Mr. Stewart. For Mr. Cook it includes severance paid to and to be from January to October 6, 2016. For Ms. Allgeier it includes car allowance of $6,000 and 401(k) matching contributions of $1,076.

Employment Agreements and Payments upon Termination or Change of Control
Employment Agreement with Michael R. Stewart.    On December 15, 2015 the Company entered into an Amended and Restated Employment Agreement (the "Amended Agreement") with Michael R. Stewart, President and Chief Executive Officer of the Company. The Amended Agreement (i) extends the term of Mr. Stewart's service until December 14, 2017, unless earlier terminated in accordance with the terms of the Amended Agreement; (ii) increases his base salary from $310,000 per year to $375,000 per year; and (iii) provides that Mr. Stewart's severance will be increased from 12 months to 18 months if his employment is terminated in connection with a Change of Control, as provided in the Amended Agreement. The Amended Agreement further provides that Mr. Stewart will continue to be eligible for an annual bonus of up to 50% of his base salary, but that any bonus for 2015 will be calculated based on his $310,000 base salary. Under the Amended Agreement, the Company will continue to reimburse Mr. Stewart for supplemental life insurance in the coverage amount of $1.0 million and supplemental disability coverage and pay Mr. Stewart an automobile allowance of $1,000 per month. The Amended Agreement also contains customary non-competition, non-solicitation, non-disparagement and confidentiality provisions.
Concurrently with entering into the Amended Agreement, the Company's Board of Directors also awarded Mr. Stewart a special bonus in recognition of Mr. Stewart's extensive efforts in connection with the Company's acquisition of its XTRAC and VTRAC businesses from PhotoMedex, Inc., consisting of (i) $100,000 in cash and (ii) 100,000 shares of restricted common stock. The cash portion of the special bonus is payable, and the restrictions on the stock portion of the special bonus expired, on January 6, 2016.
Employment Agreement with Christina L. Allgeier.    On November 11, 2015 the Company entered into an employment agreement with Christina L. Allgeier, the Company's Chief Financial Officer. The agreement has a one-year initial term, subject to annual extensions thereafter. Under the terms of the agreement, Ms. Allgeier receives a base salary of $200,000 and is eligible to receive a bonus of up to 30% of her base salary per annum, based on achievement of specified milestones, as determined by the Board of Directors following approval of the annual budget, and other objectives to be determined. In the event Ms. Allgeier's employment is terminated, without cause or in conjunction with a change of control, she will be entitled to severance equal to 12 months of her base salary. The agreement also contains a 12-month non-compete and non-solicitation period.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)

Michael R. Stewart	250,000	500,000	0	1.31	12/15/2024	0	0	N/A	N/A
	0	N/A	0	N/A	N/A	0	0	100,000	111,000

(1)	The market value of unvested shares of restricted stock is based on $1.11 per share, which was the closing price of the Company's stock on December 31, 2015.

(2)	All options grants were under the 2013 Equity Plan.
Mr. Stewart vests in the options at 375,000 shares vesting in three equal installments on December 15, 2015, 2016 and 2017, respectively; 125,000 vesting in three equal installments upon achieving a revenue plan established by the Board of Directors on December 15, 2015, 2016, and 2017, respectively; 125,000 vesting in three equal installments upon achieving an EBITDA plan established by the Board of Directors on December 15, 2015, 2016, and 2017, respectively; and 125,000 vesting in three equal installments upon achieving goals established by the Board of Directors on December 15, 2015, 2016, and 2017, respectively.

Compensation of Directors
Each of the Company's non-employee directors receives an annual fee of $35,000 for serving as a director, pro-rated to the date they join the Board of Directors, and an annual grant of stock options to purchase up to 75,000 shares of common stock, which grant is pro-rated to the first day of the quarter during which they join the Board of Directors. In addition, the Chairman of the Board receives an annual fee of $25,000 and the chairman of each of the audit committee, the compensation committee and the nominating and corporate governance committee receives an annual fee of $15,000, $10,000 and $10,000, respectively. Committee members who are not chairs of each of the audit committee, the compensation committee and the nominating and corporate governance committee receive, annual fees of $6,000, $5,000 and $5,000, respectively, with no payments being made on a meeting-attended basis. As an employee of the Company, Michael Stewart received no compensation for his services as a director after December 14, 2014. The table below sets forth the Company's non-employee directors' compensation through December 31, 2015.
On November 4, 2015, the Company entered into consulting agreements with two of the Company's directors, Jeffrey F. O'Donnell, Sr. and Samuel E. Navarro, the terms of which are the same. Under the terms of their respective agreements, each director agrees to provide strategic support, advice and guidance to the Company and its management team in connection with the integration and operation of the Company's expanded business, investor relations and internal and external business development activities. The consultant will make himself available to the President and Chief Executive Officer and the management team on request at mutually convenient times and will report to the Board of Directors quarterly and otherwise when requested by the Board of Directors. The directors are each to be paid an up-front fee of $40,000 for advice and services rendered prior to the date of the agreement, a retainer of $10,000 per month, commencing November 10, 2015 and continuing on the tenth day of each month through June 10, 2016, and reimbursement of pre-approved, out-of-pocket expenses. The original term of each agreement was from November 4, 2015 through June 30, 2016. On July 22, 2016 the Board of Directors renewed the agreements through September 30, 2016.
Non-Employee Director Compensation Table for the Year Ended December 31, 2015
Name	Fees Earned ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

Jeffrey F. O'Donnell, Sr.	70,000	455,653	60,000	585,653

Samuel E. Navarro	44,500	455,653	60,000	560,153

David K. Stone	51,000	42,166	0	93,166

Kathryn Swintek	55,000	42,166	0	97,166

LuAnn Via	45,000	42,166	0	87,166

R. Rox Anderson (3)	10,250	73,178	0	83,428

(1)	The amounts shown for stock awards are equal to the aggregate grant-date fair value with respect to the stock awards for financial statement purposes.
(2)	Mr. O'Donnell Sr. and Mr. Navarro receive a monthly payment of $10,000 for their services under a consulting agreement with the Company.
(3)	Mr. Anderson was appointed a director on September 30, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE
Related Person Transactions
On June 22, 2015, the Company entered into a securities purchase agreement with the purchasers, including certain funds managed by Sabby Management, LLC and Broadfin Capital LLC, in connection with a private placement. The Company sold $10.0 million aggregate principal amount of Notes bearing interest at 9% per year, with a maturity date of the earlier of 30 days after the Company obtains stockholder approval of stock issuances under the Debentures and the Warrants or November 30, 2015. The Purchasers of the Notes were issued Warrants to purchase an aggregate of 3.0 million shares of common stock, having an exercise price of $0.75 per share. The Company also issued $32.5 million aggregate principal amount of Debentures that, subject to certain ownership limitations and stockholder approval conditions, will be convertible into 43,333,334 shares of common stock at an initial conversion price of $0.75 per share. The Debentures bear interest at the rate of 2.25% per year, and, unless previously converted, will mature on the five-year anniversary of the date of issuance. The Company's obligations under the Debt Securities are secured by a first priority lien on all of the Company's assets, except for a second lien on the Company's intellectual property. As a condition of the new term note facility, the Debentures from both the 2014 and 2015 financings were amended. The Debentures holders' first priority lien was subordinated to the new term note facility. Additionally, as a condition of the term note facility, the maturity date of both Debentures was extended to June 30, 2021. Effective upon the date the Stockholder Approval, on September 30, 2015, the Company repriced outstanding Warrants held by certain investors to reduce the exercise price to $0.75 per share.
In connection with this financing, the Company also granted to the Purchasers resale registration rights with respect to the shares of common stock underlying the Debentures and the Warrants pursuant to the terms of the Registration Rights Agreement. In addition to the registration rights, the Selling Stockholders are entitled to receive liquidated damages upon the occurrence of a number of events relating to filing, becoming effective and maintaining an effective registration statement covering the shares underlying the Debentures and the Warrants. The liquidated damages will be payable upon the occurrence of each of those events and each monthly anniversary thereof until cured. The amount of liquidated damages payable is equal to 2.0% of the aggregate purchase price paid by each Purchaser, provided, however, the maximum aggregate liquidated damages payable to a Purchaser shall be 12% of the aggregate subscription amount paid by such Purchaser pursuant to the Purchase Agreement. The liquidated damages shall accrue interest at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), accruing on a daily basis for each event until such event is cured.
The Registration Rights Agreement requires the Company to file one or more registration statements for all of the securities that may be issued upon conversion of the Debentures and exercise of the Warrants issued to the Purchasers. Pursuant to the applicable transaction documents, however, certain Purchasers may not exercise their conversion/exercise rights for that number of shares of common stock which, together with all other shares owned by that Purchaser and its affiliates would result in more than 9.99% of the Company's issued and outstanding shares of common stock calculated on the basis of the then outstanding shares.
Review, Approval or Ratification of Transactions with Related Persons
In accordance with its charter, the audit committee is responsible for reviewing all "related party transactions" (defined as such transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an on-going basis. All such related party transactions must be approved by the audit committee.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets out information with respect to compensation plans under which equity securities of the Company were authorized for issuance as of December 31, 2015:
	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available Under Equity Compensation Plans (excluding securities reflected in column (A))
	(A)	(B)	(C)
Equity compensation plans
approved by security holders	2,684,352	$1.54	10,565,648

Equity compensation plans not approved by security holders	-	-	-

Total	2,684,352	$1.54	10,565,648
Information regarding option awards to the named executive officers in fiscal year 2015 and options held by such officers at December 31, 2015 is provided in the "Summary Compensation" table, the "Outstanding Equity Awards at 2015 Fiscal Year-End" table, and information regarding option awards to the non-employee directors in fiscal year 2015 is provided in the "Non-Employee Director Compensation Table For Year Ended December 31, 2015" table in the Executive Compensation section of this Proxy Statement.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
There are seven nominees for the seven director positions presently authorized by the Company's Board of Directors and the Company's Bylaws. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2017 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal. Although there is no formal policy, the Company encourages its directors to attend the Company's annual meetings.
Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and the Company has no reason to believe that any nominee will be unable to serve.
The following is a brief biography of each nominee for director:
Name	Position	Age
Jeffrey F. O'Donnell, Sr.	Chairman of the Board	55
Michael R. Stewart	President, Chief Executive Officer and Director	59
R. Rox Anderson	Director	64
Samuel E. Navarro	Director	59
David K. Stone	Director	59
Kathryn Swintek	Director	63
LuAnn Via	Director	62
Jeffrey F. O'Donnell, Sr. was appointed to serve on the Board of Directors in January 2014 and appointed as Chairman of the Board of Directors in March 2014. Mr. O'Donnell is currently President and Chief Executive Officer of Trice Medical, an emerging growth medical device company developing optical needles used by orthopedic surgeons to diagnose soft tissue damage of joints. In 2008, Mr. O'Donnell started Embrella Cardiovascular, Inc., a medical device startup company. In July 2009, Mr. O'Donnell was named President and Chief Executive Officer of the company, which was later sold to Edwards Lifesciences Corporation in March 2011. From 1999 through 2009, Mr. O'Donnell served as President, Chief Executive Officer and a Director of PhotoMedex, Inc., a public medical device company listed on the NASDAQ Stock Market. From 1995 through 2000, Mr. O'Donnell was at Cardiovascular Dynamics, Inc., a company focused in interventional cardiology, where he served in a number of senior executive positions, including President and Chief Operating Officer and Chairman and Chief Executive Officer. Cardiovascular Dynamics became Radiance Medical Systems, which was purchased by Endologix, Inc. in 2000. Mr. O'Donnell remained on the Board of Directors until 2012. Currently, Mr. O'Donnell sits on the Board of Directors of BioSig Technologies. The Company believes Mr. O'Donnell's qualifications to serve on the Board of Directors include his extensive experience in the healthcare industry; his traditional corporate background with emerging growth company experience; and his past experience as a president, chief executive officer or director of several other companies.

Michael R. Stewart became the Company's President and Chief Executive Officer on December 15, 2014 and has been a member of the Company's Board of Directors since August 5, 2014. Mr. Stewart had most recently been Executive Vice President and Chief Operating Officer of PhotoMedex, a NASDAQ-traded global medical device and skin health company. Mr. Stewart previously served as president, chief executive officer and board member of Surgical Laser Technologies, Inc. from 1999 until its sale in 2002 to PhotoMedex. Post-acquisition and during his continuing tenure with PhotoMedex, Mr. Stewart led the domestic and international sales organizations, marketing, product development and engineering, manufacturing and service operations. He successfully developed and executed a reimbursement strategy for the company's flagship dermatology product that resulted in the issuance of new CPT codes and reimbursement by the CMS and coverage policies with virtually all major insurance companies. The Company believes Mr. Stewart's qualifications to serve on the Board of Directors include his extensive experience in the healthcare industry, his corporate background and his past experience as a senior executive and chief executive officer of public companies in the Company's industry.
R. Rox Anderson has served as a member of the Board of Directors since September 30, 2015. Dr, Anderson is a professor at Harvard Medical School, an adjunct professor at MIT, and director of the Wellman Center for Photomedicine at Massachusetts General Hospital in Boston. Wellman is the world's largest academic facility dedicated to photomedicine. After graduating from MIT, Dr. Anderson received his M.D. degree magna cum laude from a joint MIT-Harvard medical program, Health Sciences and Technology. He conceived and developed non-scarring dermatologic surgery using selectively-absorbed laser pulses, which is now the preferred basis for treatment of birthmarks, pigmented lesions, tattoos, hypertrichosis and other conditions. He has made many contributions to the understanding and development of laser-tissue interactions, tissue optics, photodynamic therapy, and optical diagnostics. Dr. Anderson also practices dermatology, teaches at Harvard and MIT, and conducts research at the Wellman Center for Photomedicine. Dr. Anderson received the Presidential Citation, the Ellet H. Drake and William Mark awards from the American Society for Laser Medicine & Surgery, Inc., serves on the editorial board of such society's journal and was its 2009 president. Dr. Anderson currently serves the American Society for Laser Medicine & Surgery, Inc. as director of government communications and education. This is the first year Dr. Anderson has been nominated to the Board of Directors. The Company believes Dr. Anderson's qualifications to serve on the Board of Directors include his extensive experience in the healthcare industry, including his strong dermatological research and analysis background.
Samuel E. Navarro has served as a member of the Board of Directors since March 2014. Since October 2008, Mr. Navarro has been Managing Partner at Gravitas Healthcare, LLC, which provides strategic advisory services to medical technology companies. From September 2005 to October 2008, Mr. Navarro was Managing Director of Cowen & Co. in New York City and head of their Medical Technology Investment Banking initiatives, leading a team of senior people, and was responsible for building the franchise across all product categories, including M&A/Advisory and financing services and products. From 2001 to 2005, Mr. Navarro was at The Galleon Group running the Galleon Healthcare Fund as a Senior Portfolio Manager. He was responsible for all health care investments across all sectors, including pharmaceutical/biopharmaceutical industries, medical technology and hospital supplies, and all areas of healthcare services. From July 1998 to February 2001, Mr. Navarro was Global Head of Healthcare Investment Banking at ING Barings. Mr. Navarro has also served or serves on the boards of Arstasis, Derma Sciences, Dextera Surgical, MicroTherapeutics, Jomed, PhotoMedex and Pixelux Entertainment. Mr. Navarro received an MBA in Finance from The Wharton School at the University of Pennsylvania, a Master of Science in Engineering from Stanford University and a Bachelor of Science in Engineering from The University of Texas at Austin. The Company believes Mr. Navarro's qualifications to serve on the Board of Directors include his wealth of knowledge and industry expertise in finance, investment banking, mergers and acquisitions, equity research and investment management experience in the medical device industry.

David K. Stone has served as a member of the Board of Directors since December 2011 and served as Chairman of the Board of Directors from June 2013 to November 2013. In 2006, Mr. Stone founded Liberty Tree Advisors, LLC, a life sciences investment banking and consulting firm where he is currently a Managing Director. Prior to this, from 2000 to 2006 Mr. Stone was a Managing Director and Partner at Flagship Ventures, a venture capital fund focused in the life sciences industry. From 1989 to 1999, Mr. Stone led the biotechnology equity research team at Cowen & Company. Mr. Stone is currently on the Board of Directors of PAKA Pulmonary Pharmaceuticals. He has also served on the Board of Directors of Seahorse Bioscience, where he was Chairman of the audit committee from 2001 to November 2015 when Seahorse Bioscience was acquired by Agilent. He served on the Board of Directors of Oscient Pharmaceuticals, where he served as Chairman from 2005 to 2009. The Company believes Mr. Stone's qualifications to serve on the Board of Directors include his extensive experience as a biopharmaceutical industry research analyst and his venture capital work with numerous pharmaceutical and medical device companies.
Kathryn Swintek has served as a member of the Board of Directors since April 2013. Since August 2010, Ms. Swintek has been a Managing Partner and member of the Investment Committee of Golden Seeds Fund 2, and Managing Director of Golden Seeds LLC, an angel investment forum backing women owned or managed early stage and growth companies. Prior to Golden Seeds, Ms. Swintek was a senior executive at BNP Paribas from November 1989 to April 2008, where she most recently served as Managing Director and Global Co-Head of its London-based Financial Sponsors Coverage Group. From 1974 to 1989, Ms. Swintek was a senior executive with Irving Trust Company (now known as BNY Mellon), where she was a Sr. Vice President and held positions in risk management and acquisition finance, and managed business relationships for the International Division in North Africa and the Near East, as well as in France, where she served as Representative while residing in Paris. Ms. Swintek is a former Chair of the Governing Board and the Executive Committee of The Committee of 200, a business women's leadership organization, which she joined in 2003. She serves on the Board of Directors of Bergen Medical Products, Inc., Turtle & Hughes, Inc., Open Road Integrated Media, Inc., and Oculogica Inc. She is a member of C200, the Women's Forum of New York, Women Corporate Directors, and Women Business Leaders of the U.S. Health Care Industry Foundation. The Company believes Ms. Swintek's qualifications to serve on the Board of Directors include her corporate leadership experience and her wide-ranging experience in international financial services.
LuAnn Via was elected to the Board of Directors in April 2012 and currently serves as Chair of the compensation committee. Since November 2012 Ms. Via has served as President and Chief Executive Officer, and a member of the Board of Directors, of Christopher & Banks Corporation, a specialty retailer of women's clothes; a company operating more than 500 retail stores.  Prior to this, Ms. Via served as the President and Chief Executive Officer of Payless ShoeSource, a unit of Collective Brands, Inc., from July 2008 to October 2012 when the company was acquired and taken private. Before joining Payless ShoeSource, from January 2006 Ms. Via served as group divisional President of Lane Bryant and Cacique store chains and as President of Catherines stores, both divisions of Charming Shoppes, Inc. Prior to this, and for more than 20 years, Ms. Via held several leadership positions with a number of top retailers. Ms. Via also serves on the Committee of 200 Governing Board and the ALSAC/St. Jude Professional Advisory Board. The Company believes Ms. Via's qualifications to serve on the Board of Directors include her extensive experience as a senior executive of a publicly-listed company and experience in retail sales.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES IN
PROPOSAL NO. 1

PROPOSAL NO. 2
APPROVAL OF THE 2016 OMNIBUS INCENTIVE PLAN

General
The Company's 2016 Omnibus Incentive Plan (the "Plan"), was approved by the Board of Directors on August 5 2016. In light of the currently anticipated need to grant additional equity incentives in the future, the Board of Directors believes the adoption of the Plan is appropriate to ensure that the Company continues to meet its retention and hiring needs and maintain alignment with the Company's stockholders' interests. Under applicable NASDAQ Stock Market rules, the Company is required to obtain stockholder approval of the Plan. Such approval is also necessary to permit the Company to continue to grant Incentive Stock Options ("ISOs") to employees under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and to ensure that compensation paid under the Plan continues to be eligible for an exemption from the limits on the tax deductibility imposed by Section 162(m) of Code. Code Section 162(m) limits the deductibility of certain compensation paid to individuals who are "covered employees" as defined under Section 162(m) and described in more detail below. The Company includes a copy of the Plan as Appendix A to this proxy statement, and the summary of the Plan contained in this Proposal No. 2 does not purport to be complete and is qualified in its entirety by reference to such Appendix.
As of August 5, 2016, there were awards outstanding under the Company's older stock incentive plan to acquire 3,008,277 shares of common stock at a weighted average exercise price of $1.49 per share. As of August 5, 2016, two executive officers, six non-employee Board members and approximately 85 other employees and consultants were eligible to participate in the Plan. On August 5, 2016, the last reported sales price for the Company's common stock as quoted on the NASDAQ Capital Market was $0.73 per share.
The purpose of the Plan is to promote the interests of the Company and its stockholders by providing incentives to motivate selected employees, directors and consultants of the Company to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code. As of August 5, 2016, 10,294,400 shares of common stock remained available for issuance under the Company's older stock incentive plan, and no further grants may be made under those plans after the approval of the Plan. In order to more closely align the interests of the awardees of incentive stock awards, the Board of Directors believes it is necessary to adopt and approve the Plan in order to accomplish the purposes of the Plan and enable the Company to attract, hire, retain and motivate the skilled employees the Company needs to be successful, especially in the competitive labor markets in which the Company competes. If the stockholders do not approve the Plan, the Plan will not be adopted and no awards will be granted under the Plan.
Approval of the Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and entitled to vote on this proposal, assuming the presence of a quorum. Abstentions will count as if voted against the proposal. Broker non-votes will not be counted with respect to this proposal as the shares represented thereby are not entitled to vote on this proposal. If the stockholders do not approve the Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs that do not otherwise require stockholder approval as it deems appropriate and in the best interests of the Company and its stockholders.
Summary of the 2016 Omnibus Incentive Plan
General.    The Plan provides for the grant of ISOs, Nonstatutory Stock Options ("NSOs"), Stock Appreciation Rights ("SARs"), Restricted Shares, Restricted Stock Units ("RSUs"), Performance Awards, and other stock-based awards or short-term cash incentive awards.
Shares Subject to the Plan.    If the stockholders approve the Plan, the maximum number of shares of the Company's common stock available for issuance over the term of the Plan may not exceed 10,294,400 shares. This number of shares equals the number of shares that remain available for issuance under the Company's older stock incentive plan, and no further grants may be made under those plans after the approval of the Plan with respect to those shares.  Subject to adjustment in accordance with the Plan, in any calendar year, no non-employee director of the Company may be granted awards in respect of more than 75,000 shares of common stock under the Plan.

In the event of any merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of the Company's stock or property, a combination or exchange of the Company's common stock, dividend in kind, or other like change in capital structure, change in the number of outstanding shares of common stock, distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event, the compensation committee shall make appropriate adjustments to the number and kind of shares subject to outstanding awards, the purchase price or exercise price for such shares, the number and kind of shares available for future issuance under the Plan, the maximum number of shares in respect of which awards can be made to any participant in a calendar year, and other determinations applicable to outstanding awards.
Common stock covered by any unexercised portions of terminated or forfeited options, common stock subject to Restricted Share awards, RSUs and other stock-based awards that are terminated or forfeited and common stock subject to awards that are otherwise surrendered by a participant may again be subject to new awards under the Plan.
Administration.    The compensation committee of the Board of Directors administers the Plan. All awards are approved by the compensation committee. With respect to the participation of individuals whose transactions in the Company's equity securities are subject to Section 16 of the Exchange Act, the Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Plan, the compensation committee determines the persons to whom awards are to be granted, the number of shares to be covered by each award, whether an option is to be an ISO or a NSO, the terms of vesting and exercisability of each option or other award, including the effect thereon of an optionee's termination of service, the type of consideration to be paid to the Company upon exercise of an option, the duration of each award, and all other terms and conditions of the awards, subject to the policy that neither the Board of Directors nor the compensation committee may reprice stock options. Future grants under the Plan are not yet determinable.
Eligibility.    Generally, all employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the Plan. Any person eligible under the Plan may be granted a NSO. However, only employees may be granted ISOs.
Terms and conditions of awards.    Each award granted under the Plan is evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Company's common stock on the date of grant. The purchase price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, referred to as a 10% Stockholder, must be at least 110% of the fair market value of a share of the Company's common stock on the date of grant. The term of any award under the Plan may not be for more than ten years or five years in the case of ISOs awarded to any 10% Stockholder. To the extent that the aggregate fair market value of shares of the Company's common stock subject to options designated as ISOs that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as NSOs.
Generally, an option's purchase price may be paid in cash, by check, or in cash equivalent, or if permitted by the compensation committee, by tender of shares of the Company's common stock owned by the optionee having a fair market value not less than the exercise price, or by any lawful method approved by the board or by any combination of these. The compensation committee may nevertheless restrict the forms of payment permitted in connection with any option grant.
The compensation committee will specify when options granted under the Plan will become exercisable and vested. Shares subject to options generally vest and become exercisable in installments, subject to the optionee's continued employment or service or achievement of specified milestones.  Unless otherwise provided in the grant documents, options and SARs will be granted with a minimum vesting period of at least one year.

Awards of Restricted Shares consist of a specified number of shares of common stock subject to such terms, conditions and transfer restrictions based on performance standards, periods of service, retention by the participant of a specified number of shares of common stock or other criteria. Awards of RSUs give participants a right to receive shares of common stock in the future subject to such terms, conditions and restrictions as established by the compensation committee. RSUs will be settled for common stock, cash or a combination of both as soon as practicable after the compensation committee has determined that the terms and conditions of the RSU has been satisfied (or at a later date if the distribution has been deferred).
Performance Awards consist of the right to receive a payment contingent on the extent to which predetermined performance targets have been met during an award period, which shall be two or more fiscal or calendar years. In the compensation committee's discretion, newly hired or eligible participants may be allowed to receive Performance Awards after an award period has commenced. Payments of earned Performance Awards will be made in cash, common stock, or a combination of cash and common stock, in the discretion of the compensation committee.
Other stock-based awards such as stock purchase rights (with or without loans to participants by the Company), awards of common stock, or awards valued in whole or in part by reference to common stock or dividends on common stock may be granted either alone or in addition to other awards under the Plan. If specified by the compensation committee in the award agreement, the recipient of a stock-based award may be entitled to receive, currently or on a deferred basis, interest, dividends or dividend equivalents with respect to the common stock or other securities covered by the award.
Executive officers of the Company who are "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under the Plan. The compensation committee will establish objective performance targets for a fiscal year based on one or more performance criteria, and awards will be payable to participants in cash each year upon written certification by the compensation committee of attaining the specified performance targets for the preceding fiscal year. Notwithstanding the attainment by the Company of the specified performance criteria, the Committee has the discretion, which need not be applied uniformly among all participants, to reduce or eliminate the award that would be otherwise paid.
Transferability of awards.    Restricted Shares may not be assigned, transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust), pledged or sold prior to lapse of their restrictions. All other awards may not be assigned or transferred (other than by will or the laws of descent and distribution), and during the lifetime of a participant, only the participant (or a personal representative) may exercise rights under the Plan. A participant's beneficiary may exercise the participant's rights to the extent they are exercisable under the Plan following the death of the participant.  The compensation committee may grant NSOs that are transferable, without payment of consideration, to immediate family members of the participant or to trusts or partnerships for such family members, subject to the limitations of Section 16(b) of the Exchange Act with respect to participants who are subject to such section.
Section 162(m) of the Code.    The maximum number of shares of common stock with respect to which awards may be granted to a participant during a calendar year is 1,800,000 shares and the maximum amount of cash-based awards that may be granted to a participant during a calendar year is $500,000. The foregoing share limitation shall be adjusted proportionately by the compensation committee in connection with any change in the Company's capitalization due to a stock split, stock dividend, merger or similar event affecting the common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company's "covered employees." An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any award is canceled, the canceled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

In order for Restricted Stock and Restricted Stock Units to qualify as performance-based compensation, the compensation committee must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.
Under Code Section 162(m), a "covered employee" is the Company's chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer.
The Plan includes the following performance criteria that may be considered by the compensation committee when granting performance-based awards: (i) net earnings or net income (before or after taxes), (ii) earnings per share or earnings per share growth, total units or unit growth, (iii) net sales, sales growth, total revenue, or revenue growth, (iv) net operating profit, (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue), (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), (vii) earnings before or after taxes, interest, depreciation and/or amortization, (viii) gross or operating margins, (ix) productivity ratios, (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return), (xi) expense targets, (xii) margins, (xiii) operating efficiency, (xiv) market share or change in market share, (xv) customer retention or satisfaction, (xvi) working capital targets, (xvii) completion of strategic financing goals, acquisitions or alliances and clinical progress, (xviii) Company project milestones and (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).
Merger.    Effective upon a merger, as defined in the Plan, all outstanding awards shall terminate unless they are assumed or continued in connection with the merger. The compensation committee has the authority to provide for full or partial vesting of unvested awards and the release from restrictions on transfer and repurchase or forfeiture rights of awards in connection with a merger. The compensation committee may condition any such award vesting and exercisability or release from restrictions on the termination of service of the participant to the Company within a specified period following the effective date of the merger.
Change in control.    Unless otherwise provided in the applicable award agreement, effective upon a change in control, as defined in the Plan, all options and SARs outstanding on the date of such change in control will be assumed by, or replaced with comparable awards, by the surviving corporation, the options and SARs will be converted into options and SARs of the surviving corporation, except as to options or SARs granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities.  The Board of Directors will have the discretion to accelerate or vest outstanding options and SARs, or determine that any restrictions on any options or SARs shall lapse, or that the options and SARs will terminate as provided in the Plan. Unless otherwise provided in the applicable award agreement, effective upon a change in control, all restrictions applicable to Restricted Share and RSU awards will terminate fully and the full number of shares subject to each Restricted Share award or the number of shares subject to settlement under each RSU will immediately be delivered as provided in the Plan, except as to Restricted Share and RSU awards granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities. Unless otherwise provided in the applicable award agreement, in the event of a change in control, all Performance Awards shall immediately become vested and payable to all participants as provided in the Plan, within 30 days after such change in control, except as to Performance Awards granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities.
Termination or amendment.    The Plan shall remain in effect until terminated by the Board of Directors. The Board of Directors may terminate or amend the Plan at any time, but, no amendment may adversely affect an outstanding award without the consent of the participant, or make any amendment that requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange that lists the Company's common stock without stockholder approval.
Clawback/Repayment.    All awards under the Plan will be subject to reduction, cancellation, forfeiture, recoupment or repayment to the extent necessary to comply with any clawback or similar policy adopted by the Board of Directors or the compensation committee and applicable law.

Federal Income Tax Consequences of the Plan
The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
ISOs.    The grant of an ISO under the Plan will not result in any federal income tax consequences to the optionee or the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise.  In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. The Company is not entitled to any deduction under these circumstances.
If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionee's total compensation is deemed reasonable in amount.
The "spread" under an ISO-i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price-is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee's alternative minimum tax liability exceeds such optionee's regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the optionee must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
In the event an ISO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A can result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an ISO may convert the option from an ISO to a NSO.
NSOs.    The grant of a NSO under the Plan will not result in any federal income tax consequences to the optionee or the Company. Upon exercise of a NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionee's total compensation is deemed reasonable in amount. Any gain or loss on the optionee's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company will not receive a tax deduction for any such gain.
In the event a NSO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Restricted Shares.    The grant of Restricted Shares will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company will not receive a tax deduction for any such gain.
Recipients of Restricted Shares may make an election under Section 83(b) of the Code (a "Section 83(b) Election") to recognize as ordinary compensation income in the year that such Restricted Shares are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the Restricted Shares are issued.
SARs.    Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.
In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
RSUs.    Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion.  Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the RSUs and withholding for employment tax purposes when the RSUs vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.
RSUs also can be considered nonqualified deferred compensation and subject to the Section 409A of the Code. A grant of RSUs that does not meet the requirements of Section 409A of the Code will result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Performance Awards.    Recipients of Performance Awards generally should not recognize income until such awards are paid in cash or shares of stock. Upon payment, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received in such payment. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon the payment of Performance Awards. Participants will recognize gain upon the disposition of any shares received upon the payment of Performance Awards equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.
Other stock-based awards.    Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient's subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.
Dividends and dividend equivalents.    Recipients of awards that earn dividends or dividend equivalents recognize ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes.
Short-term cash incentive awards.    Recipients of short-term cash incentive awards will recognize ordinary income equal to the amount paid under such awards. This income is subject to withholding for federal income and employment tax purposes. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.
A copy of the Omnibus Incentive Plan is attached in Annex A.
Vote Required
The affirmative vote of a majority of the shares of the Company's common stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal No. 2.
        The Board of Directors Recommends a Vote "FOR" the proposal to approve the Plan.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 and has further directed that the Board of Directors submit the selection of EisnerAmper LLP as the Company's independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EisnerAmper LLP audited the Company's financial statements in 2014 and 2015.
Stockholder ratification of the selection of EisnerAmper LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board of Directors, on behalf of the audit committee, is submitting the selection of EisnerAmper LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Vote Required. The affirmative vote of a majority of the shares of the Company's common stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the selection of EisnerAmper LLP. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal 3.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.
Principal Accountant Fees
The following is a summary of the aggregate fees billed to the Company by EisnerAmper LLP for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014:
	2015	2014
Audit Fees (1)	$411,939	$243,440
Audit-Related Fees (2)	-	-
Tax Fees (3)	70,000	35,200
All Other Fees (4)	-	-
Total	$481,939	$278,640
(1)
Consists of fees billed for the audit of the Company's annual financial statements, review of financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.

(2)
Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of the Company's financial statements and are not included in "audit fees" in this table, principally related to the registration statements for equity and debt financings in each of 2015 and 2014.

(3)	Consists of all tax related services.
(4)	There were no other fees billed by EisnerAmper LLP for the years ended December 31, 2015 and 2014.
Pre-Approval of Audit and Non-Audit Services
Consistent with the SEC's rules, the audit committee charter requires that the audit committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to the Company or any of its subsidiaries. The audit committee may delegate pre-approval authority to a member of the audit committee and if it does, the decisions of that member must be presented to the full audit committee at its next scheduled meeting.

The audit committee's pre-approval policy provides as follows:
• First, once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows it will engage EisnerAmper LLP for the next 12 months. Those services typically include quarterly reviews, specified tax matters, certifications to the lenders as required by financing documents, consultation on new accounting and disclosure standards and, in future years, reporting on management's internal controls assessment.
• Second, if any new "unlisted" proposed engagement arises during the year, the engagement will require approval of the audit committee.
All fees to the Company's independent accounting firms were approved by the audit committee.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.
A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in "householding." If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report in the future you may notify your broker or direct your written request to: STRATA Skin Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
/s/ Michael R. Stewart
Michael R. Stewart
President and Chief Executive Officer
September 16, 2016

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 is available without charge upon written request to: STRATA Skin Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Secretary.

ANNEX A
STRATA SKIN SCIENCES, INC.
2016 OMNIBUS INCENTIVE PLAN
ARTICLE I
PURPOSE AND ADOPTION OF THE PLAN
1.1 Purpose.  The purpose of the STRATA Skin Sciences, Inc. 2016 Omnibus Incentive Plan (as amended from time to time, the "Plan") is to assist in attracting and retaining highly competent employees, directors and consultants, to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code. Pursuant to an amendment to the Company's Amended and Restated 2013 Stock Incentive Plan effective as of the effective date of the Plan, no further awards may be granted under such Amended and Restated 2013 Stock Incentive Plan, and the 10,294,400 shares of Common Stock that remained available for awards thereunder shall instead be available for Awards hereunder.
1.2 Adoption and Term.  The Plan has been approved by the Board to be effective as of August5, 2016, subject to the approval of the stockholders of the Company. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of its initial effective date.

ARTICLE II
DEFINITIONS
For the purpose of the Plan, capitalized terms shall have the following meanings:
2.1 Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.
2.2 Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.
2.3 Assumed means that pursuant to a Merger either (i) the Award is expressly affirmed by the Company, (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Merger with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Merger as determined in accordance with the instruments evidencing the agreement to assume the Award, or (iii) the Award is otherwise to continue in effect following the Merger.
2.4 Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.5 Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.
2.6 Board means the Board of Directors of the Company.
2.7 Change in Control means the occurrence of subparagraph (a), (b), or (c) below or any combination of said event(s). Notwithstanding the foregoing, the term "Change of Control" shall also have such additional meanings as are permitted or required under Section 409A:
(a) Change of Ownership of the Company.  A change of ownership of the Company occurs on the date that any one person or persons acting as a Group (as that term is defined in Subparagraph (2) below) acquires ownership of the stock of the Company, that, together with stock held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or of any corporation that owns at least fifty percent (50%) of the total fair market value and total voting power of Company.
(1)       However, if any person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or Group of persons is not considered to cause a Change of Control. In addition, the term Change of Control shall apply if there is an increase in the percentage of stock owned by any one person or persons, acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property. The rule set forth in the immediately preceding sentence applies only when there is a transfer of stock of Company (or issuance of stock of Company) and the stock of Company remains outstanding after the transaction.
(2)       Persons will not be considered to be acting as a Group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a Group if they are stockholders of Company and it, or its parent, enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with another corporation. If a person owns stock in Company and another corporation is involved in a business transaction, then the stockholder of Company is deemed to be acting as a Group with other stockholders in the Company prior to the transaction
(b) Effective Change of Control.  If the Company does not qualify under Subparagraph (a), above, then it may still meet the definition of Change of Control, on either of the following dates:
(1)       The date any one person, or more than one person, acting as a Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of Company possessing thirty percent (30%) or more of the total voting power of the stock of Company; or
(2)       The date a majority of the numbers of the Company's Board of Directors are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board of Directors before the date of the appointment or election.
(c) Change in Ownership of Company's Assets.  A change in the ownership of a substantial portion of Company's assets occurs on the date that any person, or more than one person acting as a Group, acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total fair market value equal to more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(1)       There will be no Change in Control under this Subparagraph (c) when there is a transfer to an entity that is controlled by the stockholders of the Company immediately after the transfer. A transfer of assets by Company is not treated as a change in ownership of such assets if the assets are transferred to:
(i)        A stockholder of Company (immediately before the asset transfer) in exchange for or with respect to its stock;
(ii)       An entity, fifty percent (50%) or more of the total value or voting power of which is owned directly or indirectly, by the Company;
(iii)      A person, or more than one person, acting as a Group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or
(iv)       An entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in Subparagraph c., above.
(d) The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or
(e) a complete liquidation or dissolution of the Company.
2.8 Code means the Internal Revenue Code of 1986, as amended.  References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.
2.9 Committee means the Compensation Committee of the Board.
2.10 Company means STRATA Skin Sciences, Inc. and its successors.
2.11 Common Stock means the common stock of the Company, par value $0.001 per share.
2.12 Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.
2.13 Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.
2.14 Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.
2.15 Exchange Act means the Securities Exchange Act of 1934, as amended.
2.16 Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.2(b).

2.17 Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the American Stock Exchange (or other established stock exchange on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith.
2.18 Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.
2.19 Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.
2.20 Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.
2.21 Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.
2.22 Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.
2.23 Participant means a person designated to receive an Award under the Plan in accordance with Section 5.1.
2.24 Performance Awards means Awards granted in accordance with Article VIII.
2.25 Performance Goals are based on one or more of the following measures and intended to comply with the performance-based compensation exception under Code Section 162(m):
•	Net earnings or net income (before or after taxes)
•	Earnings per share or earnings per share growth, total units, or unit growth
•	Net sales, sales growth, total revenue, or revenue growth
•	Net operating profit
•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)
•	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment)
•	Earnings before or after taxes, interest, depreciation, and/or amortization
•	Gross or operating margins
•	Productivity ratios
•	Share price or relative share price (including, but not limited to, growth measures and total stockholder return)
•	Expense targets
•	Margins
•	Operating efficiency
•	Market share or change in market share
•	Customer retention or satisfaction
•	Working capital targets
•	Completion of strategic financing goals, acquisitions or alliances and clinical progress

•	Company project milestones
•	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital)
Without limiting the generality of the foregoing (and to the degree consistent with Code Section 162(m)), the Committee shall have the authority, at the time it establishes the performance objectives for any given performance period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in generally accepted accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable and to otherwise satisfy the objectives of the Plan.
2.26 Plan has the meaning given to such term in Section 1.1.
2.27 Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.1(b).
2.28 Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.
2.29 Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.
2.30 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.
2.31 Stock Appreciation Rights means awards granted in accordance with Article VI.
2.32 Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.
2.33 Termination of Service means the voluntary or involuntary termination of a Participant's service as an employee, director or consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III
ADMINISTRATION
3.1 Committee.
(a) Duties and Authority.  The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.  Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.1 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.
(b) Indemnification.  Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE IV
SHARES
    4.1 Number of Shares Issuable.  The maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards shall be 10,294,400 shares of Common Stock, all of which shares of Common Stock may be issued under the Plan as Incentive Stock Options. The foregoing share limits shall be subject to adjustment in accordance with Section 11.7. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.
4.2 Shares Subject to Terminated Awards.  Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.2(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan.

ARTICLE V
PARTICIPATION
    5.1 Eligible Participants.  Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.  Incentive Stock Options may only be granted to employees of the Company or its Subsidiaries. Subject to adjustment in accordance with Section 11.7, in any calendar year, no Participant shall be granted Awards in respect of more than 1,800,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $500,000.00. Furthermore, subject to adjustment in accordance with Section 11.7, in any calendar year, no more than a total of 75,000 shares of Common Stock may be granted as Awards under the Plan to the Company's non-employee directors.
ARTICLE VI
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.1 Option Awards.
(a) Grant of Options.  The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee.  The terms of any Option granted under the Plan shall be set forth in an Award Agreement.
(b) Purchase Price of Options.  The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option granted to a Participant who, on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or its Subsidiaries, the per share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant.
(c) Designation of Options.  The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.
(d) Incentive Stock Option Share Limitation.  Notwithstanding an Option's designation as an Incentive Stock Option, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value (measured on the Date of Grant) of the shares of Common Stock subject to Options designated as Incentive Stock Options which first become exercisable in any one calendar year (under the Plan or any other plans of the Company and its Subsidiaries).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted.
(e) Rights As a Stockholder.  A Participant or a transferee of an Option pursuant to Section 11.4 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.7.

6.2 Stock Appreciation Rights.
(a) Stock Appreciation Right Awards.  The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights.  Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant.  Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.2(c).
(b) Exercise Price.  The Exercise Price established under any Stock Appreciation Right granted under the Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.
(c) Payment of Incremental Value.  Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.
6.3 Terms of Stock Options and Stock Appreciation Rights.
(a) Conditions on Exercise.  An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant. Notwithstanding the foregoing, unless otherwise provided in the grant document, Options or Stock Appreciation Rights shall be granted with a minimum vesting period of at least one year.
(b) Duration of Options and Stock Appreciation Rights.  Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:
(i)   Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or
(ii)  Termination of the Award in the event of a Participant's disability, retirement, death or other Termination of Service as provided in the Award Agreement; or
(iii) Ten years from the Date of Grant;
(iv) In the case of an Incentive Stock Option granted to a Participant  who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Subsidiaries, five years from the Date of Grant or

(v) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.
(c) Acceleration or Extension of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.
6.4 Exercise Procedures.  Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.
6.5 Assumption of Grants Upon a Change in Control. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options and Stock Appreciation Rights that are not exercised shall be Assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding Stock Awards shall be converted to Stock Awards of the surviving corporation (or a parent or subsidiary of the surviving corporation); provided, that, this sentence shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities. Notwithstanding the foregoing, in the event of a Change of Control, the Board, in its discretion, may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that outstanding Options and/or Stock Appreciation Rights shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (iii) require that Grantees surrender their outstanding Options and/or Stock Appreciation Rights in exchange for a payment by the Company, in cash or stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and/or Stock Appreciation Rights exceeds the Exercise Price of the Options or (iv) after giving Grantees an opportunity to exercise their outstanding Options and/or Stock Appreciation Rights, terminate any or all unexercised Options and/or Stock Appreciation Rights at such time as the Board deems appropriate.  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify. The Board shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options, Stock Appreciation Rights and Stock Awards shall continue in effect according to their terms (subject to any assumption discussed above).

ARTICLE VII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS
7.1 Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.
7.2 Restricted Shares.
(a) Issuance of Restricted Shares.  As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.2(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.2(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.
(b) Stockholder Rights.  Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.2(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.2(a).
(c) Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.
(d) Delivery of Shares upon Vesting.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.4, the restrictions applicable to the Restricted Shares shall lapse.  As promptly as administratively feasible thereafter, subject to the requirements of Section 11.5, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e) Forfeiture of Restricted Shares.  Subject to Sections 7.2(f) and 7.4, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.
(f) Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.
7.3 Restricted Stock Units.
(a) Settlement of Restricted Stock Units.  Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.
(b) Shareholder Rights.  Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.
(c) Waiver of Forfeiture Period.  Notwithstanding anything contained in this Section 7.3 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.
(d) Deferral of Payment.  If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Committee.
7.4 Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.2(d) of a share certificate or certificates evidencing a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.3(a) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the "target" level for each such Award (in the case of Restricted Stock Units). The provisions of this Section 7.4 shall not be applicable to any Restricted Share or Restricted Stock Unit Award granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VIII
PERFORMANCE AWARDS
8.1 Performance Awards.
(a) Award Periods and Calculations of Potential Incentive Amounts.  The Committee may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.
(b) Performance Targets.  Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.
(c) Earning Performance Awards.  A Participant's Performance Award shall be determined based on the attainment of written Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.
(d) Payment of Earned Performance Awards.  Subject to the requirements of Section 11.5, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance Award. No Performance Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance Award actually paid to a given Participant may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of a Performance Award.
8.2 Termination of Service.  In the event of a Participant's Termination of Service during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.
8.3 Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.1(d), within 30 days after such Change in Control. The provisions of this Section 8.3 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE IX
OTHER STOCK-BASED AWARDS
9.1 Grant of Other Stock-Based Awards.  Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock or dividends on Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.
9.2 Terms of Other Stock-Based Awards.  In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:
(a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and
(b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and
(c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.
ARTICLE X
SHORT-TERM CASH INCENTIVE AWARDS
10.1 Eligibility.  Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.
10.2 Awards.
(a) Performance Targets.  The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code. A Participant's performance targets shall be determined based on the attainment of written Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.

(b) Amounts of Awards.  In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.
(c) Payment of Awards.  Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance Award. No awards will be paid for such performance period until such certification is made by the Committee. The amount of the award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of an award.
(d) Negative Discretion.  Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.
(e) Guidelines.  The Committee shall adopt from time to time written policies for its implementation of this Article X.  Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.
(f) Non-Exclusive Arrangement.  The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.
ARTICLE XI
TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN
    11.1 Plan Provisions Control Award Terms.  Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.3 and Section 11.7, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.
11.2 Award Agreement.  No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.
11.3 Modification of Award After Grant.  No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.4 Limitation on Transfer.  Except as provided in Section 7.1(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant.  Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.
11.5 Taxes.  The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:
(a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.
(b) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.
11.6 Surrender of Awards.  Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.  With the consent of the Participant, the Committee may substitute a new Award under the Plan in connection with the surrender by the Participant of an equity compensation award previously granted under the Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company's stockholders if such approval is required by the rules of any applicable stock exchange.
11.7 Adjustments to Reflect Capital Changes.
(a) Recapitalization.  In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b) Merger.  Effective upon the consummation of a Merger, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are assumed in connection with the Merger. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Merger or at the time of an actual Merger and exercisable at the Date of Grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Merger, on such terms and conditions as the Committee may specify. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent Termination of Service of the Participant within a specified period following the effective date of the Merger. The Committee may provide that any Awards so vested or released from such limitations in connection with a Merger shall remain fully exercisable until the expiration or sooner termination of the Award. Any Incentive Stock Option accelerated under this Section 11.7(b) in connection with a Merger shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) is not exceeded.
(c) Options to Purchase Shares or Stock of Acquired Companies.  After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion.  Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.
11.8 No Right to Continued Service.  No person shall have any claim of right to be granted an Award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.
11.9 Awards Not Includable for Benefit Purposes.  Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.
11.10 Governing Law.  All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.
11.11 No Strict Construction.  No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.
11.12 Compliance with Rule 16b-3.  It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.
11.13 Captions.  The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.
11.14 Severability.  Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15 Amendment and Termination.
(a) Amendment.  The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.
(b) Termination.  The Board shall have the right and the power to terminate the Plan at any time.  No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.
11.16 Foreign Qualified Awards.  Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.
11.17 Dividend Equivalents.  For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:
(a) Terms and Conditions.  Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.
(b) Unfunded Obligation.  Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.
11.18 Adjustment of Performance Goals and Targets.  Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the "performance-based compensation" exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19 Legality of Issuance.  Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption there from is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, and (iii) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.
11.20 Restrictions on Transfer.  Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.
11.21 Further Assurances.  As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.
11.22 Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

STRATA SKIN SCIENCES, INC. 100 LAKESIDE DRIVE, SUITE 100
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

HORSHAM, PA 19044
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	13468-P82695	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
STRATA SKIN SCIENCES, INC.
The Board of Directors recommends a vote FOR all nominees in Proposal 1, and FOR Proposals 2 and 3.
1. To elect seven directors to serve for the ensuing year and until their successors are elected;
Nominees	For	Withhold
1a. Jeffrey F. O'Donnell, Sr.	☐	☐		For	Against	Abstain
1b. Michael R. Stewart	☐	☐	2. To consider and vote upon a proposal to approve the STRATA Skin Sciences, Inc. 2016 Omnibus Incentive Plan;	☐	☐	☐
1c. Samuel Navarro	☐	☐
3.   To ratify the selection by the audit committee of the Board of Directors of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.
				☐	☐	☐
1d. David K. Stone	☐	☐
1e. Kathryn Swintek	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
1f. LuAnn Via	☐	☐
1g. R. Rox Anderson	☐	☐

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
E13469-P82695

Proxy — STRATA Skin Sciences, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 27, 2016

The stockholder(s) hereby appoint(s) (Appointee) and (Appointee), or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of STRATA SKIN SCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time on October 27, 2016, at Duane Morris LLP, 30 South 17th Street, Philadelphia, PA 19103 and any adjournment or postponement thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE